                                                                 EXHIBIT 10.9(b)

================================================================================

                               LOAN AGREEMENT


                        dated as of November 1, 1995

                                   between

         THE MECKLENBURG COUNTY INDUSTRIAL FACILITIES AND POLLUTION
                         CONTROL FINANCING AUTHORITY

                                     and

                        GRIFFITH MICRO SCIENCE, INC.



                          ------------------------


                                 $4,500,000

         THE MECKLENBURG COUNTY INDUSTRIAL FACILITIES AND POLLUTION
                         CONTROL FINANCING AUTHORITY

              INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 1995
                   (GRIFFITH MICRO SCIENCE, INC. PROJECT)


                   --------------------------------------



================================================================================

     Substantially all of The Mecklenburg County Industrial Facilities and Pollution Control Financing Authority's rights under this Agreement (but excluding certain rights to indemnification, to payment of costs and to receive notices), have been assigned to, and are subject to a security interest in favor of, Harris Trust and Savings Bank, as Trustee under a related Indenture of Trust dated as of November 1, 1995, between such Trustee and such Authority.

                               LOAN AGREEMENT

                              TABLE OF CONTENTS

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
ARTICLE I           DEFINITIONS..................................................................................1

ARTICLE II          REPRESENTATIONS..............................................................................2

    Section 2.1.       Issuer's Representations..................................................................2
    Section 2.2.       Company's Representations.................................................................4

ARTICLE III         ISSUANCE OF BONDS; THE PROJECT...............................................................5

    Section 3.1.       Agreement To Issue Bonds; Application of Bond Proceeds....................................5
    Section 3.2.       Acquisition and Construction of Project; Changes..........................................6
    Section 3.3.       Disbursements from the Construction Fund..................................................6
    Section 3.4.       Establishment of Completion Date; Company's Obligation to Complete........................8
    Section 3.5.       Investment of Moneys.....................................................................10
    Section 3.6.       Project Operation........................................................................10

ARTICLE IV          LOAN OF BOND PROCEEDS; LOAN PAYMENTS........................................................10

    Section 4.1        Loan to Company..........................................................................10
    Section 4.2.       Loan Payments; Security for Loan.........................................................11
    Section 4.3.       Additional Loan Payments.................................................................11
    Section 4.4.       Prepayments; Payment in Full of Bonds....................................................12
    Section 4.5.       Company's Obligation Unconditional.......................................................12
    Section 4.6.       Letter of Credit.........................................................................13
    Section 4.7.       Purchase of Bonds Prohibited.............................................................13
    Section 4.8.       Mode Conversions.........................................................................13

ARTICLE V           OTHER COMPANY AGREEMENTS....................................................................13

    Section 5.1.       Maintenance of Existence.................................................................13
    Section 5.2.       Qualification in State...................................................................14
    Section 5.3.       Arbitrage................................................................................14
    Section 5.4.       Company's Obligation with Respect to Exclusion of Interest Paid on the Bonds.............14
    Section 5.5.       Financing Statements.....................................................................15

ARTICLE VI          NO RECOURSE TO ISSUER; INDEMNIFICATION......................................................16

    Section 6.1.       No Recourse to Issuer....................................................................16
    Section 6.2.       Indemnification..........................................................................16

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
    Section 6.3.       No Warranty of Condition or Suitability by Issuer.........................................16

ARTICLE VII         PROJECT COVENANTS............................................................................17

    Section 7.1.       Insurance.................................................................................17
    Section 7.2.       Prohibition of Liens......................................................................17
    Section 7.3.       Maintenance, Repairs, Replacements and Removals...........................................17
    Section 7.4.       Project Inspection........................................................................18
    Section 7.5.       Granting of Easements.....................................................................18
    Section 7.6.       Compliance with Governmental Regulations..................................................18
    Section 7.7.       Trustee's Right to Perform................................................................19
    Section 7.8.       Identification of Property................................................................19
    Section 7.9.       Use of Premises...........................................................................19
    Section 7.10.      Casualty; Condemnation....................................................................19
    Section 7.11.      Taxes and Assessments.....................................................................19

ARTICLE VIII        ASSIGNMENT OR LEASE..........................................................................20

    Section 8.1.       Assignment or Lease.......................................................................20
    Section 8.2.       Issuer's Assignment.......................................................................20

ARTICLE IX          DEFAULTS AND REMEDIES........................................................................20

    Section 9.1.       Events of Default; Remedies...............................................................20
    Section 9.2.       Delay Not Waiver; Remedies................................................................21
    Section 9.3.       Attorneys' Fees and Expenses..............................................................21

ARTICLE X           MISCELLANEOUS................................................................................21

    Section 10.1.      Notices...................................................................................21
    Section 10.2.      Binding Effect............................................................................21
    Section 10.3.      Severability..............................................................................21
    Section 10.4.      Amendments................................................................................21
    Section 10.5.      Company's Right To Perform Issuer's Agreements............................................22
    Section 10.6.      Expiration of Bank's Rights...............................................................22
    Section 10.7.      Investment of Funds.......................................................................22
    Section 10.8.      Applicable Law............................................................................22
    Section 10.9.      Company's Assent to Indenture.............................................................22
    Section 10.10.     Captions; References to Sections..........................................................22
    Section 10.11.     Complete Agreement........................................................................22
    Section 10.12.     Termination...............................................................................22
    Section 10.13.     No Third Party Beneficiary................................................................23
    Section 10.14.     Counterparts..............................................................................23

            LOAN AGREEMENT DATED AS OF NOVEMBER 1, 1995, BETWEEN THE MECKLENBURG COUNTY INDUSTRIAL FACILITIES AND POLLUTION CONTROL FINANCING AUTHORITY, A POLITICAL SUBDIVISION AND A BODY CORPORATE AND POLITIC OF THE STATE OF NORTH CAROLINA (THE "ISSUER"), AND GRIFFITH MICRO SCIENCE INC., A DELAWARE CORPORATION (THE "COMPANY").

     WHEREAS, the Issuer is authorized by the North Carolina Industrial and Pollution Control Facilities Financing Act, as amended, which is Chapter 159C of the North Carolina General Statues (the "Act"), to provide financing for 'Projects," as defined in the Act, located within the Issuer's jurisdiction; and

     WHEREAS, the Issuer proposes to issue $4,500,000 Industrial Development Revenue Bonds, Series 1995 (Griffith Micro Science, Inc. Project) (the "Bonds"), pursuant to the Indenture in order to provide funds for a loan from the Issuer to the Company for the Company's financing of the construction of certain leasehold improvements and acquiring and installing certain equipment, all constituting certain manufacturing facilities, as more particularly described in Exhibit B (the "Project"); and

     WHEREAS, the Company has agreed to make payments under this Agreement to repay the loan of the Bond proceeds;

     Accordingly, the Issuer and the Company hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     For all purposes of this Agreement, unless the context clearly requires otherwise, all terms defined in Article I of the Indenture have the same meanings in this Agreement. In addition, the following terms shall have the following meanings in this Agreement unless the context clearly requires otherwise.

     "Completion Date" means the date the provision of the equipment and leasehold improvements constituting the Project is certified to be complete in accordance with the provisions of Section 3.4.

     "Construction Period" means the period between the beginning of construction and the Completion Date.

     "Cost of the Project" means the sum of the items authorized to be paid from the Construction Fund pursuant to the provisions of Section 3.3.

     "Indenture" means the Indenture of Trust relating to the Bonds, dated as of the date of this Agreement, between the Issuer and Harris Bank and Trust Company, at Trustee, as such Indenture of Trust may be amended or supplemented from time to time in accordance with its terms.

     "Premises" means the real property described in Exhibit A.

     "Project" means the Premises, the buildings, structures and related facilities constructed on the Premises, and those items of machinery, equipment and other personal property acquired from the proceeds of the sale of the Bonds or the proceeds of any payment, if any, by the Company pursuant to Section 7.3, if any, all as more specifically described in Exhibit B.

     "Qualified Costs of Construction" means that portion of the Cost of the Project which is chargeable to the Project's capital account for Federal income tax purposes or which would be so chargeable either with a proper election by the Company under the Code or but for a proper election by the Company to deduct such amount and which were incurred and paid, or are to be incurred and paid, after December 14, 1993.

                                   ARTICLE II

                                REPRESENTATIONS

     Section 2.1. Issuer's Representations.  The Issuer represents as follows:

     (a) The Issuer (1) is a political subdivision and a body corporate and politic created and functioning as an industrial facilities and pollution control financing authority under the Act, (2) has full power and authority to adopt the Bond Resolution, to enter into the transactions contemplated by this Agreement, the Rebate Agreement, the Bond Purchase Agreement and by the Indenture and to carry out its obligations under this Agreement, the Rebate Agreement, the Bond Purchase Agreement and the Indenture, including the issuance of the Bonds, (3) is not in default under any provisions of the laws of the State and (4) by proper corporate action has duly authorized the execution and delivery of this Agreement, the Bonds, the Rebate Agreement, the Bond Purchase Agreement and the Indenture.

     (b) Under existing status and decisions, no taxes on income or profits are imposed on the Issuer. The Issuer will not knowingly take or omit to take any action reasonably within its control which action or omission would impair the exclusion of interest paid on the Bonds from the federal gross income of the owners of the Bonds.

     (c) Neither the adoption of the Bond Resolution, the Issuer's execution and delivery of this Agreement, the Indenture, the Rebate Agreement or the Bond Purchase Agreement nor the Issuer's consummation of the transactions contemplated by this Agreement or thereby conflicts with, will result in a breach of or default under or will (except with respect to the lien of the Indenture) result in the imposition of any lien on any property of the Issuer pursuant to the terms, conditions or provisions of any statute, order, rule, regulation, agreement or instrument to which the Issuer is a party or by which it is bound.

     (d) Each of this Agreement, the Rebate Agreement, the Bond Purchase Agreement and the Indenture has been duly authorized, executed and delivered by the Issuer and each constitutes the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms.

     (e) To the Issuer's knowledge, there is no litigation or proceeding pending or threatened against the Issuer or affecting it, which would adversely affect the validity of this Agreement, the Indenture, the Rebate Agreement, the Bond Purchase Agreement or the Bonds or the Issuer's ability to comply with its obligations under this Agreement, the Indenture, Rebate Tax Agreement, the Bond Purchase Agreement or the Bonds.

     (f) the Issuer is not in default under any provisions of State law which would affect its existence or its powers as referred to in the preceding subsection (a).

     (g) No event has occurred and no condition exists with respect to the Issuer which would constitute on the Issuer's part an Event of Default under the Indenture or this Agreement or which, with the lapse of time or with the giving of notice or both, would become an Event of Default under the Indenture or this Agreement.

     (h) The Issuer has not pledged or hypothecated in interest in this Agreement in any manner or for any purpose other than pursuant to the Indenture.

     (i) The Issuer hereby finds and determines, based on representations of the Company, that all requirements of the Act have been complied with and that the financing of the Project through the issuance of the Bonds will further the public purposes of the Act.

     (j) No member, director, officer or official of the Issuer has any interest (financial, employment or other) in the Company or the transactions contemplated by this Agreement.

     (k) The Issuer will apply the proceeds from the sale of the Bonds as specified in the Indenture and this Agreement. So long as any of the Bonds remain outstanding and except as may be authorized by the Indenture, the Issuer will not issue or sell any bonds or obligations, other than the Bonds, the principal of or premium, if any, or interest on which will be payable from the property described in the granting clause of the Indenture.

     (l) The Project will be wholly located within Mecklenburg County, North Carolina.

     (m) The Issuer's representations and warranties contained in the Bond Purchase Agreement are incorporated by reference herein and are true and correct in all material respects on the Closing Date.

     (n) Notwithstanding any contrary provision of this Agreement, no obligation of the Issuer under the Bonds or this Agreement shall constitute a debt of the State or any political subdivision or any agency thereof, including of the Issuer or Mecklenburg County, North Carolina, or a pledge of the faith and credit of the State or any political subdivision or any such agency, including the Issuer or Mecklenburg Country, North Carolina. Neither the faith and credit nor the taxing power of the State or any such political subdivision or agency, including the Issuer (which has no taxing power) and Mecklenburg County, North Carolina, is pledged to any such obligation.

     Section 2.2. Company's Representations. The Company represents as follows:

     (a) The Company (1) is a corporation duly incorporated and in good standing in the state of Delaware, (2) is duly qualified to transact business and in good standing in the State, (3) is not in violation of any provision of its certificate of incorporation or its by-laws, (4) has full corporate power to own its properties and conduct its business, (5) has full legal right, power and authority to enter into this Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Rebate Agreement and the Bond Purchase Agreement and consummate all transactions contemplated by this Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Rebate Agreement and the Bond Purchase Agreement and (6) by proper corporate action has duly authorized the execution and delivery of this Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Rebate Agreement and the Bond Purchase Agreement.

     (b) Neither the Company's execution and delivery of this Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Rebate Agreement or the Bond Purchase Agreement, nor the Company's consummation of the transactions contemplated hereby or thereby, conflicts with, will result in a breach of or default under or will result in the imposition of any lien on any Company property pursuant to the Company's certificate of incorporation or its by-laws or the terms, conditions or provisions of any statute, order, rule, regulation, agreement or instrument to which the Company is a party or by which it is bound.

     (c) This Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Rebate Agreement and the Bond Purchase Agreement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company in accordance with its terms.

     (d) There is no litigation or proceeding pending, or the knowledge of the Company threatened, against the Company which could adversely affect the validity of this Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Rebate Agreement or the Bond Purchase Agreement or the ability of the Company to comply with its obligations under this Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Rebate Agreement or the Bond Purchase Agreement.

     (e) The information contained in the Rebate Agreement, the Company's Tax Compliance and Non-Arbitrage Certificate delivered in connection with the original issuance of the Bonds and all other written information relating to the Project provided by the Company to the Issuer and bond counsel for the Bonds is true and correct.

     (f) The Project will be located wholly within Mecklenburg County, North Carolina.

     (g) The Company's representations and warranties contained in the Bond Purchase Agreement are incorporated by reference herein and are true and correct in all material respects on the Closing Date.

     (h) All statements of facts or other information furnished by the Company to Bond Counsel in writing in connection with Bond Counsel's opinion relating to the Bonds, including particularly a tax certificate delivered concurrently with the delivery of this Agreement, were true and correct when made and nothing has come to the attention of the Company's management that would change the truth or correctness of such statements of facts or other information furnished to Bond Counsel.

     (i) Nor later than August 1 of each year, the Company shall report to the Issuer and the LGC, at their addresses as designated in the Indenture, the amount of Bonds Outstanding as of the prior June 30.

                                 ARTICLE III

                        ISSUANCE OF BONDS; THE PROJECT

     Section 3.1. Agreement To Issue Bonds; Application of Bond Proceeds (a) To provide .funds to finance the Cost of the Project, the Issuer agrees that it will issue under the Indenture, sell and cause to be delivered, the Bonds, bearing interest and maturing as set forth in the Indenture. The Issuer will thereupon cause the proceeds received from the sale of the Bonds to be deposited into the Construction Fund in accordance with Section 5.01 of the Indenture.

     (b) The Company hereby approves the issuance of the Bonds pursuant to the Bond Resolution and the Indenture. The foregoing approval constitutes the Company's acknowledgment and agreement that the Bonds, when issued, sold, and delivered as provided in such Bond Resolution and the Indenture, will be issued in accordance with and in compliance with this Agreement, notwithstanding any other provisions of this Agreement or any other contract or agreement to the contrary. Any Bondholder is entitled to rely fully and unconditionally on the foregoing approval.

     (c) Notwithstanding any provision of this Agreement or any other contract or agreement to the contrary, the foregoing approval shall be the Company's agreement that all convenants and provisions in this Agreement and the Indenture affecting the Company shall, upon the delivery of the Bonds and the Indenture, become unconditional, valid, and binding convenants and obligations of the Company so long as any Bonds remain Outstanding. Particularly, the Company's obligation to make, promptly when due, all payments specified in this Agreement and the Indenture shall be absolute and unconditional, and such obligation may be enforced as provided in this Agreement and the Indenture.

     Section 3.2. Acquisition and Construction of Project; Changes. The Company hereby agrees to provide for acquisition, construction and equipping of the equipment and leasehold improvements planned for the Project in accordance with this Article III, substantially in accordance with the plans and specifications therefor prepared by it including any and all supplements, amendments and additions (or deletions) thereto (or therefrom); provided, however, that such other facilities and property contemplated by such supplements, amendments, additions or deletions to the plans and specifications shall not materially impair the effective use or character of the Project as contemplated by this Agreement or disqualify the Project as a 'Project" within the meaning of the Act or result in the interest on any Bonds becoming includable in the gross income of the owners of the Bonds for Federal income tax purposes.

     If Exhibit A or Exhibit B is to be amended or supplemented in accordance with the provisions of Section 9.01 of the Indenture, the Issuer will enter into, and will instruct the Trustee to consent to, an amendment of or supplement to Exhibit A or Exhibit B upon receipt of:

          (a) a copy of the proposed form of amendment or supplement to Exhibit A or Exhibit B; and

          (b) the written approving opinion of Bond Counsel to the effect that such amendment or supplement will not have the effect of disqualifying the Project as a "project" within the meaning of the Act or result in the interest on any Bonds becoming includable in the gross income of the owners of the Bonds for Federal income tax purposes.

     Section 3.3. Disbursements from the Construction Fund. The Issuer authorizes and directs the Trustee upon compliance with Section 5.10 of the Indenture to disburse the moneys in the Construction Fund to or on behalf of the Company for the following purposes:

     (a) Payment to the Company of such amounts, if any, as shall be necessary to reimburse the Company for advances and payments made by it prior to or after the delivery of the Bonds for expenditures in connection with the preparation of plans and specifications for the Project (including and preliminary study or planning of the Project or any aspect thereof) and the acquisition, construction or equipping of the equipment and leasehold improvements planned for the Project.

     (b) Payment of the initial or acceptance fee of the Trustee, fees of the Trustee and any paying agent incurred during the Construction Period, fees relating to the underwriting or placement of the Bonds, legal, financial and accounting fees and expenses, printing and engraving costs incurred in connection with the authorization, sale and issuance of the Bonds, the execution of the Indenture and the preparation of all other documents in connection therewith, and payment of all fees, costs and expenses for the preparation of this Agreement, the Indenture, the Bonds and all related agreements and instruments.

     (c) Payment for labor, services, materials and supplies used or furnished in the acquisition, construction, or equipping of the equipment and leasehold improvements planned for the Project, all as provided in the plans, specifications and work orders therefor, payment for the cost of the construction, acquisition and installation of utility services or other facilities, and acquisition and installation of all real property deemed necessary in connection with the Project and payment for the miscellaneous capitalized expenditures incidental to any of the foregoing items.

     (d) Payment of the fees, if any, for architectural, engineering, legal, printing, underwriting and supervisory services with respect to the Project.

     (e) To the extent not paid by a contractor for construction with respect to any part of the Project, payment of the premiums on all insurance required to be taken out and maintained during the Construction Period.

     (f) Payment of the taxes, assessments and other charges, if any, that may become payable during the Construction Period with respect to the Project, or reimbursement thereof if paid by the Company.

     (g) Payment of expenses incurred in seeking to enforce any remedy against any contractor or subcontractor in respect of any default under a contract relating to the Project.

     (h) Interest on the Bonds during the Construction Period (or reimbursement of the Bank for draws under the Letter of Credit to pay such interest).

     (i) Fees of the Bank during the Construction Period for the issuance of the Letter of Credit.

     (j) Payment of any other costs permitted by the Act which will not affect the exemption from Federal income taxes of interest on the Bonds.

     All moneys remaining in the Construction Fund after the Completion Date and after payment or provision for payment of all other items provided for in the preceding subsections (a) to (j), inclusive, of this Section, shall be used at the Company's direction in accordance with Section 3.4.

     Each of the payments referred to in this Section shall be made upon receipt by the Trustee of a written order complying with the form set forth in
Section 5.10 of the Indenture signed by an Authorized Company Representative.

     The Company covenants and agrees that it will cause at least 95% of the moneys in the Construction Fund (including any earnings on investment of such moneys) to be disbursed for Qualified Costs of Construction and all of such proceeds to be disbursed for costs permitted by the Act. The Company further covenants that no more than $90,000 of the moneys in the Construction Fund will be disbursed for payment of issuance costs within the meaning of the code.

     Section 3.4. Establishment of Completion Date; Company's Obligation to Complete. The Completion Date shall be evidenced to the Trustee and the Issuer by a certificate signed by an Authorized Company Representative stating the Completion Date and the Cost of the Project and stating that (a) construction of the Project has been completed substantially in accordance with the plans, specifications and work orders therefor and all labor, services, materials and supplies used in such construction have been paid for (other than costs and expenses for which payment has been withheld), (b) all other facilities necessary in connection with the Project have been constructed, acquired and installed in accordance with the plans, specifications and work orders therefor and all costs and expenses incurred in connection therewith (other than costs and expenses for which payment has been withheld) have been paid, and (c) at least 95% of the costs previously disbursed and to be disbursed from the Construction Fund (including moneys to be disbursed in accordance with the next succeeding paragraph of this Section 3.4) are Qualified Costs of Construction, and all of such costs are costs permitted by the Act. The Company may withhold payment and direct the Trustee to retain in the Construction Fund an amount sufficient to pay any Cost of the Project which has been incurred; such retained moneys shall be disbursed after the Completion Date in the manner provided in Section 3.3. If the Company withholds the payment of any such cost or expense of the Project the certificate shall state the amount of such withholding and the reason therefor. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. It shall be the Company's duty to cause such certificate to be furnished to the Trustee within 60 days after the Project shall have been completed substantially in accordance with the plans, specifications and work orders therefor.

     Moneys (including investment proceeds) remaining in the Construction Fund on the date of such certificate may be used, at the direction of the Authorized Company Representative, to the extent indicated, for one or more of the following purposes:

          (1) for the payment, in accordance with the provisions of this Agreement, of any Cost of the Project not theretofore paid, as specified in the above-mentioned completion certificate; or

          (2) for transfer to the Bond Fund, but only if, and to the extent that, the Trustee has been furnished with an opinion of Bond Counsel to the effect that such transfer is lawful under the Act and does not adversely affect the exclusion from Federal gross income of interest on any of the Bonds.

     Any moneys (including investment proceeds) remaining in the Construction Fund on the date of the aforesaid certificate and not set aside for the payment of Costs of the Project as specified in (1) above or transferred to the Bond Fund pursuant to (2) above shall on such date be deposited by the Trustee in a separate escrow account and used to pay all or part of the redemption price of Bonds at the earliest practical redemption date or dates on which Bonds may be redeemed without the payment of a premium or, at the Company's option, at an earlier redemption date or dates; provided that, until so used such moneys may also be used, at the direction of the Authorized Company Representative, for one or more of the following purposes:

          (A) to pay all or part of the price of purchasing Bonds on tender, in the open market or at private sale, at a purchase price not in excess of 100% of the principal amount of such Bonds plus accrued interest to the date of such purchase for the purpose of cancellation;

          (B) for the payment of qualifying costs of any additional improvements to be installed or constructed on the Project site, provided that such use of funds is permitted under the Act; or

          (C) for any other purpose permitted by the Act; provided, that the earnings on the investment of the moneys on deposit in such escrow account shall be transferred on each interest payment date on the Bonds to the Bond Fund and shall be used to pay interest on the Bonds coming due on each interest payment date on the Bonds (or to reimburse the Bank for draws under the Letter of Credit to pay interest on the Bonds), but no moneys on deposit in such escrow account may be used for any of the purposes specified in this paragraph (including the redemption of Bonds) unless and until the Trustee has been furnished with an opinion of Bond Counsel to the effect that such use is lawful under the Act and does not adversely affect the exclusion from gross income for Federal income tax purposes of the interest on any of the Bonds; and provided further that, until used for one or more of the foregoing purposes, moneys on deposit in such escrow account may be invested in investments authorized by
     Section 3.5, but may not be invested to produce a yield on such moneys (computed from the Completion Date and taking into account any investment of such moneys during the period from the Completion Date until such moneys were deposited in such escrow account) greater than the yield on the Bonds from which such proceeds were derived, all as such terms are used in and determined in accordance with Code Section 103(c).

     If the moneys in the Construction Fund available for payment of the Costs of the Project should not be sufficient to pay the costs thereof in full, the Company agrees to pay directly, or to deposit in the Construction Fund moneys sufficient to pay, the costs of completing the Project as may be in excess of the moneys available therefor in the Construction Fund. The Issuer does not make any warranty, either express or implied, that the moneys which will be paid into the Construction Fund and which, under the provisions of this Agreement, will be available for payment of the Costs of the Project, will be sufficient to pay all the costs which will be incurred in that connection. The Company agrees that if after exhaustion of the moneys in the Construction Fund the Company should pay, or deposit moneys in the Construction Fund for the payment of, any portion of the said costs of the Project pursuant to the provisions of this Section it shall not be entitled to any reimbursement therefor from the Issuer or from the Trustee or from the owners of any of the Bonds, nor shall it be entitled to any diminution of the amounts payable under
Article IV.

     Section 3.5. Investment of Moneys. Any moneys held as a part of the Bond Fund or the Construction Fund shall be invested or reinvested by the Trustee, at the direction of the Authorized Company Representative as provided in
Section 5.05 of the Indenture and in the Rebate Agreement, to the extent permitted by law in Qualified Investments. Any such investment may be purchased at the offering or market price thereof at the time of such purchase. The Trustee may make any and all such investments through its own bond department.

     The investments so purchased shall be held by the Trustee and shall be deemed at all times a part of the fund for which they were made and the interest accruing thereon and any profit realized therefrom shall be credited to such fund and any net losses resulting from such investment shall be charged to such fund and paid by the Company.

     Although the Company recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional costs, the Company hereby agrees that confirmations of investments made by the Trustee pursuant to Section 5.05 of the Indenture are not required to be issued by the Trustee for each month in which a monthly statement is rendered. No such statement need be rendered pursuant to the provisions hereof if no activity occurred in the fund or account during such preceding month.

     Section 3.6. Project Operation. The Company will not, nor will it allow any lessee or other user of the Project to, make any material change in its use of the Project as contemplated by this Agreement, unless the Trustee and the Issuer receive an opinion of Bond Counsel to the effect that such change will not impair the exclusion of interest on the Bonds from the gross income of holders of the Bonds for federal income tax purposes.

     The Company agrees to operate the Project, or cause any lessee or other user of the Project to operate the Project, as a "project" as contemplated by the Act and in such a manner that it will not impair the exclusion of interest on the Bonds from gross income of the holders of the Bonds for federal income tax purposes.

     Upon a sale of all or any portion of the Company's interest in the Project (to the extent permitted under this Agreement), the Company will obtain the agreement of the purchaser of the Project or any interest therein to comply with the provisions of this Agreement, regardless of whether such purchaser assumes the obligations of the Company under this Agreement generally.

                                  ARTICLE IV

                     LOAN OF BOND PROCEEDS; LOAN PAYMENTS

     Section 4.1. Loan to Company.  The use of Bond proceeds described in
Section 3.1 shall constitute a loan of such proceeds to the Company. Such loan shall be secured and repaid as provided in this Agreement. Such loan shall be evidenced only by this Agreement, and not by any separate promissory note or other instrument. Upon the delivery of the proceeds derived from the sale of the Bonds to the Trustee, the Company shall have received, and the Issuer shall have given, full and complete consideration for the Company's obligation to make payments as required by this Agreement.

     Section 4.2. Loan Payments; Security for Loan. As consideration for the loan of Bond proceeds provided for by this Agreement, the Company unconditionally agrees and guarantees to pay when due all amounts provided for under this Agreement to be paid by the Company. Such obligations shall be direct general obligations for the Company. All amounts payable by the Company under this Agreement shall be payable in lawful money of the United States of America. The Company agrees to make loan payments as follows:

     (a) Principal, Premium and Interest. On or before 11:00 a.m. (local time at the Trustee's principal corporate office) on each day on which any payment of principal of, premium, if any or interest on the Bonds shall become due (whether on an interest payment date, at maturity, or upon redemption or acceleration or otherwise), the Company will pay, in immediately available funds, an amount which, together with other moneys held by the Trustee in the Bond Fund and available therefor (including, without limitation, proceeds of draws under the Letter of Credit), will enable the Trustee to make such payment in full in a timely manner. If the Company defaults in any payment required by this Section, the Company will pay interest (to the extent allowed by law) on such amount until paid at the rate provided for in the Bonds.

     (b) Purchase Price. The Company agrees to pay to the Tender Agent (or if the Bonds are in the Book Entry System, the Trustee) amounts sufficient to pay the purchase price of Bonds on each optional or mandatory tender date pursuant to Section 2.03 or 2.04 of the Indenture, provided that the Company shall receive a credit for the amount of remarketing or Letter of Credit proceeds available for such purpose under the Indenture on each such date.

     In furtherance of the foregoing, so long as any Bonds are outstanding the Company will pay all amounts required to prevent any deficiency or default in any payment of the principal or purchase price of, premium, if any, or interest on the Bonds, including any deficiency caused by an act or failure to act by the Trustee, the Company, the Issuer or any other person.

     All amounts payable under this Section by the Company are assigned by the Issuer to the Trustee pursuant to the Indenture for the benefit of the Bondholders. The Company consents to such assignment. Accordingly, the Company will pay directly to the Trustee (or in the case of the purchase price of Bonds when the Bonds are not in a Book Entry System, to the Tender Agent) at its principal corporate trust office all payments payable by the Company pursuant to this Section.

     The Company will pay all amounts owing to the Bank under the Reimbursement Agreement directly to the Bank when due and no such payment shall be made to the Trustee.

     Section 4.3. Additional Loan Payments. As additional loan payments, the Company will also pay the following within 45 days after receipt of a bill therefor:

     (a) The Issuer's reasonable fees and expenses in connection with this Agreement and the Bonds, such fees and expenses to be paid directly to the Issuer; provided that the Company shall have approved such expenses in writing prior to their incurrence.

     (b) Any costs of issuance in connection with the issuance of the Bonds and the transactions contemplated by this Agreement, including all costs and expenses incurred by the Issuer or the Company in connection with the issuance and sale of the Bonds, including without limitation (1) fees and expenses of accountants, attorneys, engineers and financial advisors, (2) materials, supplies and printing and engraving costs, (3) recording and filing fees, (4) rating agency fees, (5) initial fees and expenses of the Trustee, Remarketing Agent and Tender Agent, and (6) the Issuer's administrative and overhead expenses, provided in all cases that an Authorized Company Representative shall have approved such expenses in writing prior to their incurrence.

     (c) (i) The reasonable fees and expenses of the Trustee, the Tender Agent and all other fiduciaries and agents serving under the Indenture (including any expenses in connection with any redemption of the Bonds), and (ii) all reasonable fees and expenses, including attorneys' fees, of the Trustee for any extraordinary services rendered by it under the Indenture. All such fees and expenses are to be paid directly to the Trustee or other fiduciary or agent for its own account as and when such fees and expenses become due and payable.

     (d) The fees and expenses of the Remarketing Agent in accordance with the terms of the Remarketing Agreement.

     (e) All reasonable expenses and charges, legal or otherwise (including court costs and attorneys' fees), paid or incurred by the Issuer or the Trustee in realizing upon any of the said payments to be made by the Company or in enforcing the provisions of this Agreement or the Indenture.

     Section 4.4. Prepayments; Payment in Full of Bonds. The Company may prepay to the Trustee all or any part of the amounts payable under Section 4.2(a) at any time, provided that the Bonds shall be subject to redemption solely as provided in the Indenture and the Bonds. No prepayment shall relieve the Company of its obligations under this Agreement until all the Bonds have been paid or provision for the payment of all the Bonds has been made in accordance with the Indenture. In the event of a mandatory redemption of the Bonds, the Company will prepay all amounts necessary for such redemption. At such time as no Bonds are Outstanding, the Issuer will deliver to the Company such documents as the Company may reasonably request conveying to the Company all such interests, if any, as the Issuer may at that time have in the Project.

     Section 4.5. Company's Obligation Unconditional. The Company's obligations to make the payments required by, and to perform its other obligations contained in, this Agreement shall be absolute and unconditional, and shall not be subject to diminution by set-off, recoupment, counterclaim, abatement or otherwise. Until the principal of and interest on the Bonds shall have been fully paid or provision for the payment of the Bonds made in accordance with the Indenture, the Company (a) will not suspend or discontinue any payments provided for in Section 4.2, (b) will perform and observe all its other obligations in this Agreement, and (c) will not terminate this Agreement for any cause, including any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project, the taking by eminent domain of title to or temporary use of any or all of the Project, commercial frustration of purpose, any change in the laws of the United States or of the State or any political subdivision of either, or any failure of the Issuer to perform any of its agreements, whether express or implied, or any duty, liability or obligation arising from or connected with this Agreement.

     Section 4.6. Letter of Credit. The Company shall provide for the delivery of the Initial Letter of Credit to the Trustee simultaneously with the original issuance and delivery of the Bonds. The Company may provide for the delivery of an Alternate Credit Facility in substitution or replacement for the then-existing Letter of Credit or Alternate Credit Facility but only in accordance with Section 5.03 of the Indenture.

     Section 4.7. Purchase of Bonds Prohibited. So long as a Letter of Credit is in effect, the Company shall not, directly or indirectly, purchase any Bonds with any funds that do not constitute Available Moneys, except as required by
Section 4.2(b).

     Section 4.8. Mode Conversions. The Company has the option to cause the interest rate on the Bonds to be converted from one Mode to another or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of the same or a different duration. Such option may be exercised by the Company as provided in the Indenture. The Issuer hereby grants any such options it may have to the Company.

                                   ARTICLE V

                            OTHER COMPANY AGREEMENTS

     Section 5.1. Maintenance of Existence. The Company agrees that during the term of this Agreement and so long as any Bond is outstanding, it will maintain its corporate existence, will continue to be a corporation in good standing under the laws of the State of Delaware and the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another legal entity or permit one or more other legal entities (other than one or more subsidiaries of the Company) to consolidate with or merge into it, or sell or otherwise transfer to another legal entity all or substantially all its assets as an entirety and dissolve, unless (a) in the case of any merger or consolidation, the Company is the surviving corporation, or (b)(i) the surviving, resulting or transferee legal entity is organized and existing under the laws of the United States, a state thereof or the District of Columbia, and (if not the Company) assumes in writing all the Company's obligations under this Agreement, the Remarketing Agreement and the Rebate Agreement, and (ii) no event which constitutes, or which with the giving of notice or the lapse of time or both would constitute, an Event of Default shall have occurred and be continuing immediately after such merger, consolidation or transfer.

     If a consolidation, merger or sale or other transfer is made as provided in this Section, the provisions of this Section shall continue in full force and effect and no further consolidation, merger or sale or other transfer shall be made except in compliance with the provisions of this Section.

     Section 5.2. Qualification in State. Subject to the provisions of Section 5.1, the Company agrees that throughout the term of this Agreement, it will remain qualified to do business in the State.

     Section 5.3. Arbitrage. The Company convenants with the Issuer and for and on behalf of the purchasers and owners of the Bonds from time to time Outstanding that so long as any of the Bonds remain Outstanding, moneys on deposit in any fund in connection with the Bonds, whether or not such moneys were derived from the proceeds of the sale of the Bonds or from any other sources, will not be used in a manner which will cause the Bonds to be "arbitrage bonds" within the meaning of Code Section 148. The Company also covenants for the benefit of the Bondholders to comply with all of the provisions of the Rebate Agreement and the Project Certificate. The Company reserves the right, however, to make any investment of such moneys permitted by State law, if, when and to the extent that Code Section 148 or regulations promulgated thereunder shall be repealed or relaxed or shall be held void by final judgment of a court of competent jurisdiction, but only if any investment made by virtue of such repeal, relaxation or decision would not, in the written opinion of Bond Counsel, result in making the interest on the Bonds includable in the federal gross income of the owners of the Bonds.

     Section 5.4. Company's Obligation with Respect to Exclusion of Interest Paid on the Bonds. Notwithstanding any other provision of this Agreement, the Company covenants and agrees that it will not take or authorize or permit, to the extent such action is within the Company's control, any action to be taken with respect to the Project, or the proceeds of the Bonds (including investment earnings thereon), or any other proceeds derived directly or indirectly in connection with the Project, which will result in the loss of the exclusion of interest on the Bonds from the federal gross income of the owners of the Bonds under Code Section 103 (except for any Bond during any period while any such Bond is held by a person referred to in Section 147(a) of the Code); and the Company also will not omit to take any action in its power which, if omitted, would cause the above result. Toward that end, the Company covenants that it will comply with all provisions of the Rebate Agreement and the Project Certificate. This provision shall control in case of conflict or ambiguity with any other provision of this Agreement.

     In furtherance of such covenant, the Company covenants and represents as follows:

     (a) that all information provided in writing to the Issuer or Bond Counsel with respect to the Project's expected economic life is true, accurate and correct;

     (b) to refrain from taking any action that would result in the Bonds being "federally guaranteed" within the meaning of Code Section 149(b);

     (c) to pay, or cause to be paid, to the United States of America such amounts at such times as may be necessary to fulfill the Issuer's obligation to rebate investment earnings pursuant to Code Section 148; and, upon request, to provide, or to cause the Trustee to provide, the Issuer with evidence of such payments and all information related to the calculation of payment amounts as the Issuer may reasonably request;

     (d) to maintain such records, or to cause the Trustee to maintain such records, as will enable the Company to fulfill its responsibilities under this Section and Code Section 148 and to retain, or to cause the Trustee to retain, such records for at least six years following the final payment of principal of and interest on the Bonds;

     (e) to provide for the preparation and filing of the required Internal Revenue Service Form 8038 with respect to the Bonds within the time required;

     (f) to provide, or to cause the Trustee to provide, the Issuer with such information as the Issuer may reasonably require to complete any other required Internal Revenue Service filings.

     If regulations or rulings are hereafter promulgated which modify, or expand provisions of, the Code as applicable to the Bonds, the Company shall not be required to comply with any covenant contained herein to the extent that failure to comply with any such modification or expansion, in the Opinion of Bond Counsel, will not adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes as in effect on the Closing Date. If regulations or rulings are hereafter promulgated which impose additional requirements which are applicable to the Bonds, the Company agrees, to the extent such compliance is within its powers and control, to comply with the additional requirements to the extent necessary, in the opinion of Bond Counsel, to preserve the exclusion from gross income of the interest on the Bonds for federal income tax purposes as in effect on the Closing Date.

     Promptly after the Company first becomes aware of any Determination of Taxability, the Company shall give written notice thereof to the Issuer, the Trustee, and the LGC.

     Section 5.5. Financing Statements. The Company shall cause such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve, protect and perfect the security of the Owners of the Bonds and the rights of the Trustee, and to perfect the security interest created by the Indenture.

                                   ARTICLE VI

                     NO RECOURSE TO ISSUER; INDEMNIFICATION

     Section 6.1. No Recourse to Issuer. The Issuer will not be obligated to pay the Bonds except from revenues provided by the Company or from other sources specified in the Indenture. The issuance of the Bonds will not directly or indirectly or contingently obligate the Issuer or the State to levy or pledge any form of taxation whatever or to make any appropriation for their payment. Neither the Issuer nor any member or officer of the Issuer nor any person executing the Bonds shall be liable personally for the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds.

     Section 6.2. Indemnification. The Company, during the term of this Agreement releases the Issuer, the LGC, the Trustee and their members or officers (the "Indemnified Parties") from and covenants and agrees that the Indemnified Parties shall not be liable for, and agrees to indemnify, defend and hold the Indemnified Parties harmless against, any loss or damage to property or any injury to or death of any person occurring on or about or resulting from any defect in the Project, provided that the indemnity provided in this sentence shall be effective only to the extent of any loss that may be sustained by an Indemnified Party in excess of the net proceeds received by such Indemnified Party from any insurance carried with respect to the loss sustained, and provided further, that the indemnity shall not be effective with respect to any Indemnified Party for damages that result from the negligence or intentional acts on the part of the such Indemnified Party. The Company will also indemnify and save harmless the Trustee for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust created under the Indenture, including the cost and expense of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under the Indenture.

     Section 6.3. No Warranty of Condition or Suitability by Issuer. The Company recognizes that the Issuer does not deal in goods of the kind comprising components of the Project or otherwise hold itself out as having knowledge or skill peculiar to the practices or goods involved in the Project, and that the Issuer is not one to whom such knowledge or skill may be attributed by its employment of an agent or broker or other intermediary who by his occupation holds himself out as having such knowledge or skill. The Company further recognizes that since the components of the Project have been and are to be designated and selected by the Company, THE ISSUER HAS NOT MADE AN INSPECTION OF THE PROJECT OR OF ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND THE ISSUER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR TO THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE COMPANY. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE ISSUER SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY WARRANTIES OR REPRESENTATIONS BY THE ISSUER, EXPRESS OR IMPLIED (TO THE EXTENT PERMITTED BY APPLICABLE LAW), WITH RESPECT TO THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OF OTHERWISE.

                                  ARTICLE VII

                               PROJECT COVENANTS

     Section 7.1. Insurance. The Company agrees to maintain, or cause to be maintained, all necessary insurance with respect to the Project in accordance with its customary insurance practices. The Issuer shall have no obligation to maintain insurance with respect to the Project.

     Section 7.2. Prohibition of Liens. The Company shall not, except as permitted by Section 7.3, create or suffer to be created any lien or charge upon the Project or any part thereof or upon the rents, contributions or charges or receipts or revenues therefrom other than in favor of the Issuer or the Trustee. The Company further agrees to pay or cause to be discharged or make adequate provisions to satisfy and discharge, within 60 days or as soon thereafter as is reasonable after the same shall accrue, any such lien or charge and also all lawful claims or demands for labor, materials, supplies or other charges which, if unpaid, might be or become a lien upon the Project or any part thereof or the rents, contributions or charges or receipts or revenues therefrom; provided, however, that nothing in this Section shall require the Company to pay or cause to be discharged or make provision for any such lien or charge so long as the validity thereof shall be contested in good faith.

     Section 7.3. Maintenance, Repairs, Replacements and Removals. The Company shall at all times during the term of this Agreement maintain, preserve and keep the Project in good repair, working order and condition, excepting normal wear and tear, and it will from time to time make or cause to be made all necessary and proper repairs and replacements in connection with the maintenance, repairs and replacements referred to in this Section. The Company may, subject only to other applicable provisions of this Agreement, modify the Project or make modifications, substitutions, additions, removals, or improvements thereto from time to time, as it may deem to be desirable for its uses and purposes, the cost of which modifications, substitutions, additions, removals, or improvements shall be paid by the Company, and the same (other than removals) shall be included under the terms of this Agreement as part of the Project except for property owned by third parties which property will not become a part of the Project. The Company will not permit any mechanics', materialmen's or other liens to be established and remain against the Project for labor or material furnished in connection with any modification, substitutions, additions, removals, improvements, repairs, renewals or replacement so made by it; provided, however, that nothing in this Section shall require the Company to pay or cause to be discharged or make provision for any such lien or charge so long as the validity thereof shall be contested in good faith. Nothing contained in this Agreement shall limit the Company's right to acquire, and to locate within the Project, such machinery, equipment, tools, tooling, attachments and accessories thereto as the Company shall deem appropriate, which machinery, equipment, tools, tooling, attachments and accessories thereto; provided that such item, by its character, does not constitute an addition, modification or improvement in an existing portion of the Project, shall remain the property of the Company, the Company's bailor or the lessor thereof to the Company, as the case may be.

     Section 7.4. Project Inspection. The Issuer, the Trustee and their or either of their duly authorized agents shall have the right at all reasonable times to enter upon the Project and to examine and inspect the Project upon not less than two Business Days' prior notice to the Company.

     Section 7.5. Granting of Easements. If no Event of Default shall have happened and be continuing, the Company may, notwithstanding anything contained hereto to the contrary, at any time or times:

     (a) Grant easements, licenses, rights of way (including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property included in the Project, free from the Indenture; or

     (b) Release existing easements, licenses, rights of way and other rights or privileges, all with or without consideration and upon such terms and conditions as the Company shall determine, and the Issuer agrees that it will execute and deliver and will direct the Trustee to execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right of way or privilege, or other right, upon receipt by the Issuer and the Trustee of a copy of the instrument of grant or release and a written notice signed by the Company requesting such instrument. If the instrument of grant shall so provide, any such easement or right and rights of such parties thereunder shall be superior to the rights of the Issuer and the Trustee under this Agreement and the Indenture and shall not be affected by any termination of this Agreement or default on the part of the Company hereunder. Any payments or other consideration received by the Company for any such grant shall be and remain the property of the Company.

     Section 7.6. Compliance with Governmental Regulations. With respect to the Project, the Company shall at all times comply with all applicable requirements of law and with all applicable requirements of any agency, board or commission, created under such laws or of any other duly constituted public authority, and to the extent possible, will use the Project only for such purposes as are lawful under the Act, provided, however, that the Company shall be deemed in compliance with this Section so long as it is contesting in good faith any such requirement by appropriate legal proceedings.

     Section 7.7. Trustee's Right to Perform. If at any time the Company defaults in the performance of any of its covenants under this Agreement, the Trustee may (but shall not be obligated to) perform the same after giving the Company ten days' notice of its intention to do so.

     Section 7.8. Identification of Property. All property of a capital nature belonging to the Company or others, as described in Section 7.3, shall be suitably marked by the Company to identify the Company's ownership or ownership by a third party.

     Section 7.9. Use of Premises. To the extent permitted by law, the Issuer convenants that it shall not attempt to impose upon the use or occupancy of the Project any laws, ordinances, rules or regulations more burdensome or restrictive than those in effect upon the date of this Agreement.

     Section 7.10. Casualty; Condemnation. If the Project is damaged or destroyed in whole or in part by casualty, whether or not covered by insurance, or is taken, in whole or in part, by power of eminent domain, this Agreement shall nevertheless continue in effect, without abatement or suspension of rent for so long as this Agreement shall remain in effect and any proceeds with respect thereto received by the Company from insurance providers or government agencies shall be the Company's sole property.

     Section 7.11. Taxes and Assessments. The Company shall have the right in its own name and at its own expense to contest the validity or amount of any imposition of any ad valorem taxes, by appropriate proceedings timely instituted, provided the Company furnishes the Issuer and the Trustee written notice of its intention to contest, diligently prosecutes such contest, and at all times effectively stays or prevents any official or judicial sale of the Project by reason of non-payment of any imposition. The Company agrees to and shall hold the Issuer whole and harmless from any costs and expenses related to any such contest, shall promptly pay any valid final adjudication enforcing any imposition, and shall cause any final adjudication to be satisfied of record.

     The Company shall present to the Issuer proof reasonably satisfactory to the Issuer of the payment of taxes and utility charges at such times as the Issuer may reasonably request.

                                  ARTICLE VIII

                              ASSIGNMENT OR LEASE

     Section 8.1. Assignment or Lease. The Company may assign its rights and obligations under this Agreement, and/or the Company may lease the Project as a whole or in part; provided, however, that (a) no such assignment or lease shall relieve the Company from primary liability for any of its obligations under this Agreement, (b) each assignee of the Company's interest in this Agreement shall assume the Company's obligations under this Agreement to the extent of the interest assigned, (c) the Company shall, not less than 30 days prior to the effective date of any such assignment or lease, furnish or cause to be furnished to the Issuer and the Trustee a true and complete copy of each such assignment or lease contract and, as applicable, assumption of obligations, and
(d) prior to any assignment or lease, the Company shall have caused to be delivered to the Issuer and the Trustee an opinion of Bond Counsel to the effect that such assignment or lease will not cause interest on the Bonds to be includable in the gross income of the owners thereof for purposes of Federal income taxation.

     Section 8.2. Issuer's Assignment. The Issuer will assign its rights under and interest in this Agreement (except for the Unassigned Rights) to the Trustee pursuant to the Indenture as security for the payment of the Bonds. Otherwise, the Issuer will not sell, assign or otherwise dispose of its rights under or interest in this Agreement nor create or permit to exist any lien, encumbrance or other security interest in or on such rights or interest.

                                   ARTICLE IX

                             DEFAULTS AND REMEDIES

     Section 9.1. Events of Default; Remedies. The occurrence of any Event of Default under the Indenture shall constitute an Event of Default under this Agreement for so long as such Event of Default under the Indenture is continuing. Whenever any Event of Default has occurred and is continuing, the Trustee may take whatever action may appear necessary or desirable to collect the payments then due and to become due or to enforce performance of any agreement of the Company in this Agreement. Upon any acceleration of the Bonds under the Indenture, all amounts payable under section 4.2(a) shall be immediately due and payable without the necessity of any action by any party.

     In addition, if an Event of Default is continuing with respect to any of the Unassigned Rights, the Issuer may take whatever action may appear necessary or desirable to it to enforce the Company's performance of such Unassigned Rights.

     Nothing in this Agreement shall be construed to permit the Issuer, the Trustee, any Bondholder or any receiver in any proceeding brought under the Indenture to take possession of or exclude the Company from possession of the Project by reason of the occurrence of an Event of Default.

     Any amounts collected pursuant to action taken under this Section (except for amounts payable directly to the Issuer or the Trustee pursuant to Section 4.3, 8.2 and 9.3) shall be applied in accordance with the Indenture.

     Section 9.2. Delay Not Waiver; Remedies. A delay or omission by the Issuer or the Trustee in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Section 9.3. Attorneys' Fees and Expenses. If the Company should default under any provision of this Agreement and the Issuer should employ attorneys or incur other expenses to collect any amounts due under this Agreement, or to enforce the performance of any other duties provided for under this Agreement, the Company will on demand pay to the Issuer the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer.

                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.1. Notices. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or mailed as provided in the Indenture.

     Section 10.2. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company and their respective successors and assigns, subject, however, to the limitations contained in
Section 6.1.

     Section 10.3. Severability. If any provision of this Agreement shall be determined to be unenforceable at any time, that shall not affect any other provision of this Agreement or the enforceability of that provision at any other time.

     Section 10.4. Amendments. After the issuance of the Bonds, this Agreement may be effectively modified, amended, supplemented or terminated only with the written consent of the Trustee and the Bank, and any such modification, amendment or supplement must be in accordance with the provisions of the Indenture.

     Section 10.5. Company's Right To Perform Issuer's Agreements. The Issuer irrevocably authorizes and empowers the Company to perform in the name and on behalf of the Issuer any agreement made by the Issuer in this Agreement or in the Indenture which the Issuer fails to perform in a timely fashion if the continuance of such failure could result in an Event of Default. This Section does not require the Company to perform any agreement of the Issuer.

     Section 10.6. Expiration of Bank's Rights. It is expressly understood that any and all provisions of this Agreement for notices or the furnishing of documents, information or reports to the Bank and the necessity of obtaining the Bank's consent to any modifications, amendments or supplements to this Agreement or waivers of any of its provisions, shall cease and determine and be of no further force and effect when (a) the Letter of Credit is not in effect and no amounts are due and payable by the Company to the Bank under the Reimbursement Agreement, or (b) the Bank is in default on any of its obligations to pay drawings under the Letter of Credit submitted in conformity with the terms of the Letter of Credit.

     Section 10.7. Investment of Funds. The Issuer hereby gives its express written authority to the Company to direct the investment of monies held by the Trustee pursuant to the Indenture. This authority is in accordance with
Section 4.03 of the Indenture.

     Section 10.8. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

     Section 10.9. Company's Assent to Indenture. By its execution of this Agreement, the Company hereby signifies its acceptance of its responsibilities under the Indenture and agrees to be bound thereby.

     Section 10.10. Captions; References to Sections. The captions in this Agreement are for convenience only and do not define or limit the scope or intent of any provisions or Sections of this Agreement. References to Articles and Sections are to the Articles and Sections of this Agreement, unless the context otherwise requires.

     Section 10.11. Complete Agreement. This Agreement represents the entire agreement between the Issuer and the Company with respect to its subject matter.

     Section 10.12. Termination. When no Bonds are Outstanding under the Indenture and the Indenture is deemed discharged pursuant to Article X thereof, the Company and the Issuer shall not have any further obligations under this Agreement; provided that the Company's covenants in Sections 5.4 and 7.11 and the provisions of Section 4.4 with respect to mandatory redemption of the Bonds shall survive so long as any Bond remains unpaid.

     Section 10.13. No Third Party Beneficiary. The parties agrees that it is not intended by any of the provisions of any part of this Agreement to establish in favor of the public or any member thereof, other than as expressly provided in this Agreement, including the assignment of the Issuer's rights under this Agreement to the Trustee as described in Section 8.2, the rights of a third party beneficiary under this Agreement, as to authorize any one not a party to this Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Agreement. The duties, obligations and responsibilities of the parties to this Agreement with respect to third parties shall remain as imposed by law.

     Section 10.14. Counterparts. This Agreement may be signed in several counterparts, including separate counterparts. Each will be an original, but all of them together constitute the same instrument.

                                                          THE MECKLENBURG COUNTY
                                                       INDUSTRIAL FACILITIES AND
                                                     POLLUTION CONTROL FINANCING
                                                                       AUTHORITY


                                       By  /s/ Edward P. Pickett
                                         -------------------------
                                                  Chairman
[Seal]

Attest:

By /s/ Linda Stiwalt
  ------------------------
       Assistant Secretary


                                       GRIFFITH MICRO SCIENCE, INC.


                                       By /s/ Brian J. Tuttle
                                         -------------------------
                                                 Treasurer


[Seal]

Attest:

By /s/ James S. Legg
  ---------------------
       Secretary

[LOAN AGREEMENT DATED AS OF NOVEMBER 1, 1995]

                                  EXHIBIT A

                              LEGAL DESCRIPTION

BEING all of Tract 3 of Withers Cove Business Park, Phase I as shown on the plat thereof, recorded at Map Book 26, page 177, of the Mecklenburg County Registry and more particularly described as follows:

      BEGINNING at a found iron pin at the northern right of way margin of Withers Cove Park Drive, said iron being the northeast corner of Tract 2 as recorded in Map Book 25 page 391 of the Mecklenburg County Registry; thence with the easterly line of Tract 2, N 36-50-34 W a distance of 670.78 feet to a set iron pin; thence with a new line N 53-09-26 E a distance of 251.33 feet to a set iron pin; thence with a new line S 36-50-34 E a distance of 670.78 feet to a set iron pin at the northern margin of the right of way of Withers Cove Park Drive; thence with the right of way S 53-09-26 W a distance of 251.33 feet to the point of beginning, containing 3.870 acres. The same being a portion of the property conveyed from First Westinghouse Equities Corporation, a Delaware corporation, to Withers cove Association Limited Partnership, a Delaware limited partnership, recorded 10-15-90 in Deed Book 6373, page 393 of the Mecklenburg County Registry.

                                  EXHIBIT B

                             PROJECT DESCRIPTION

     The Project consists of constructing certain leasehold improvements and acquiring and installing certain equipment. The Project consists of constructed improvements to a new, leased 35,000 square foot manufacturing facility located in the Withers Cove Business Park in Mecklenburg County, North Carolina, and the purchase and installation of machinery, equipment, and other personal property to be used in connection therewith. The Project will be used primarily as an ethylene oxide gas contract sterilization facility for the sterilization of prepackaged medical products and related laboratory services. The initial configuration of the Project will include, but not be limited to, pretreatment cells, two sterilization chambers, degassing/aeration cells, a vacuum pump system, ethylene oxide abatement systems and racking systems.